UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07471

Matthew 25 Fund

(Exact name of registrant as specified in charter)

413 Johnson Street

Suite 200

Jenkintown, PA  19046

 (Address of principal executive offices) (Zip code)

Mark Mulholland

413 Johnson Street

Suite 200

Jenkintown, PA  19046

(Name and address of agent for service)

Registrant's telephone number, including area code: (215) 884-4458

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Matthew 25 Fund

SEMI-ANNUAL REPORT

JUNE 30, 2016

(UNAUDITED)

Matthew 25 Fund

1-888-M25-FUND

Fund Symbol: MXXVX

Website: www.matthew25fund.com

This report is provided for the general information of Matthew 25 Fund shareholders.  It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Fund. Please read it carefully before you invest.

Dear Matthew 25 Fund Shareholders,

Our Matthew 25 Fund provided a positive gain of 2.72% for the first 6 months of 2016.  A $10,000 investment in our Fund at the start of 1996 grew to $74,959 during the 20½ years ending 6/30/2016.  This was a 10.33% average annual compounded return after including management fees and other expenses.

In our portfolio, the following stocks provided positive returns for the first half of the year:

Investment	Symbol	% Change
Fannie Mae Preferred	Various	42.1%
Boardwalk Pipeline Partners, LP	BWP	34.4%
Brandywine Realty Trust	BDN	23.0%
Kansas City Southern	KSU	20.7%
Scripps Networks Interactive, Inc.	SNI	12.8%
Berkshire Hathaway Inc. Class A	BRK/A	9.7%
Cabela's Inc.	CAB	7.1%
FedEx Corporation	FDX	1.9%

The portfolio investments that declined for the six months were:

Investment	Symbol	% Change
CalAtlantic Group, Inc.	CAA	-3.2%
Polaris Industries, Inc.	PII	-4.9%
JP Morgan Chase & Co.	JPM	-5.9%
Apple, Inc.	AAPL	-9.2%
MasterCard Inc.	MA	-9.6%
JP Morgan Chase & Co	JPM+.N	-14.5%
Goldman Sachs Group, Inc.	GS	-17.6%
KKR & Co. LP	KKR	-20.8%

Our financial stocks were the largest drag on our portfolio, but I believe these have high return potential over the coming three to five years.  The additions and deletion from our portfolio were as follows:

Additions	Symbol	% Change	Average Cost	6.30.16 Price
Facebook, Inc.	FB	0.7%	$ 113.50	$ 114.28
Federal Agricultural Mortgage Corp.	AGM.A.N	4.8%	$ 34.56	$ 36.21
Federal Agricultural Mortgage Corp.	AGM	-2.7%	$ 35.77	$ 34.82
Toll Brothers Inc.	TOL	-2.7%	$ 27.66	$ 26.91

Deletions	Symbol	% Change	Average Cost	Sale Price
DR Horton Inc.	DHI	20.4%	$ 21.60	$ 26.01

In this letter I would like to focus on one of the most important factors for successful long-term investing.  You may have heard the old adage that the three most important investment criteria in real estate are “Location, location, location!”  I propose that the three most important factors in stock investing are “Earnings, earnings, earnings!”  The repetition is not just for emphasis but for three forms of earnings analysis. These are:

1.

What is the quality of earnings, such as free cash flow, growth and/or durability?

2.

How successful is a company’s management in allocating the earnings?

3.

What price are you paying for these current and future earnings? (Valuation)

I will apply this third investment aspect “What price are you paying for these current and future earnings? (Valuation)” to the broad stock market and then to our portfolio.

The standard valuation of earnings for stocks is a Price to Earnings Ratio (PE). This is simply calculated by taking the market price of a stock and dividing it by its earnings per share.  Sometimes I think the inverse of the PE Ratio provides more clarity.  This is called an Earnings Yield and it is calculated by taking the earnings per share and dividing it by the stock’s market price.  Therefore, a hypothetical stock selling for $15.50 and earning $1.00 per share will give you a PE Ratio of 15.5 and an Earnings Yield of 6.45%. In other words, a 15.5 PE Ratio means that an investment in this example company earns 6.45% on its current market price.  I think for most people an Earnings Yield helps not just in comparing different stocks but also in relating stocks to other investments, such as bonds and real estate. These assets are identified by interest rates or cap rates which are very similar to an Earnings Yield.

Using the S&P 500 Index as a proxy for the stock market, I went back to 1965 to obtain year-end prices, earnings and PE ratios for this index with the purpose to give insight as to where we are today.  In 1965 the S&P 500 closed that year at $92.43 and its earnings were $5.30, thus the PE was 17.44. Now fast forward to June 30, 2016.  The index was $2,098.86 and earnings estimate for the full year, according to Standard & Poor’s (S&P) itself, is $113.65.  If correct, this would be a PE ratio of 18.47.

This 52-year period provides additional useful data for market analysis.  The average PE ratio was 16.20.  The range was a low of 7.33 in 1974 and a high of 29.55 in 2001. Earnings compounded at an annual growth rate of 6.19% while the price change for the index grew at an average annual rate of 6.31%.  These coinciding rates are a strong argument that in the long run stocks will correlate highly with their earnings!

The market’s 18.47 PE ratio is above average, but not outlandish considering we are in a period of historically low interest rates.  A 10-year U.S. Treasury bond yields 1.49%, while the earnings yield of the S&P 500 Index is 5.41%.  This information confirms what I have been finding in my search and research of individual stocks:  While there are many investments ideas that are fairly priced, I do not see much overpricing (aka price bubbles). Even more importantly, I am finding pockets of undervalued pricing in specific stocks and whole sectors.  I believe we own many of the best investment ideas I have been able to find in this investment market.

Now let us look at pertinent earnings data for our Growth and Growth/Value holdings in our Matthew 25 Fund’s portfolio.  These include all of our holdings except the Fannie Mae preferred stocks and our cash balances.

Matthew 25 Fund	6/30/2016

Portfolio earnings and 5 years’ Growth Rates
			Forward
		2016	5 Years'
Description	Percentage	Port. Earnings	Growth Rate
Apple, Inc.	8.58%	$ 2,649,600.00	8.70%
Berkshire Hathaway Inc. Class A	5.48%	$ 988,290.00	8.80%
Boardwalk Pipeline Partners, LP	7.34%	$ 1,605,000.00	15.50%
Brandywine Realty Trust	7.78%	$ 2,145,000.00	3.59%
Cabela's Inc.	8.15%	$ 1,856,000.00	12.70%
CalAtlantic Group, Inc.	4.63%	$ 1,606,500.00	18.10%
Facebook, Inc.	0.29%	$ 32,400.00	34.51%
FedEx Corporation	7.58%	$ 2,125,320.00	10.50%
Federal Agricultural Mortgage Corp.	0.02%	$ 8,226.00	8.00%
Federal Agricultural Mortgage Corp.	0.26%	$ 123,847.00	8.00%
Goldman Sachs Group, Inc.	9.86%	$ 3,365,395.00	13.80%
JP Morgan Chase & Co	0.88%	$ 285,200.00	5.28%
JP Morgan Chase & Co.	7.67%	$ 2,481,600.00	5.28%
KKR & Co. LP	5.71%	$ 2,128,500.00	16.50%
Kansas City Southern	2.97%	$ 561,650.00	10.30%
MasterCard Inc.	4.08%	$ 584,100.00	15.30%
Polaris Industries, Inc.	8.29%	$ 2,183,460.00	13.30%
Scripps Networks Interactive, Inc.	8.47%	$ 2,522,000.00	10.60%
Toll Brothers Inc.	1.96%	$ 673,400.00	19.25%
Totals	100.00%	$ 27,925,488.00
Portfolio weighted PE Ratio = 12.77
Portfolio weighted Growth Rate = 11.50%

Our Matthew 25 Fund’s portfolio is selling at a 12.77 PE ratio, which is an Earnings Yield of 7.83%. The portfolio is not just attractively priced on its earnings, but it is dynamic with a consensus projected five-year growth rate of 11.5%.  Thus our portfolio’s PE Ratio is 69.2% of the broad market which is good in itself but is more attractive when considering its above average projected growth rate.  Growth is usually a powerful catalyst in long-term stock investing.

This data on our portfolio along with the market data in this letter can provide reasonable projections of our portfolio’s return potential.  If our portfolio’s earnings grow by 11.5% for the next 4 years and, at the end of that time period, our portfolio’s weighted average PE ratio equaled the stock market’s long-term average of 16.2, then our Matthew 25 Fund’s portfolio would generate an average annual compounded return of 18.33%.  This is before including dividend income.  This not a prediction, but a way to quantify the return potential within our portfolio.

The U.S. economy and the stock market will be full of surprises both good and bad. Our Matthew 25 Fund’s portfolio will be effected by many of these occurrences.  Only time will tell what the growth rates, prices and earnings of our investments will be going forward, but I do believe the return potential is attractive on both relative and intrinsic valuations.

I will continue to research our existing investments, search for better potential investments and manage the surprises when they occur as well as I am able.  I purchased more shares of our Matthew 25 Fund for my family’s accounts during the first six months of this year.  I did this because of the reasons I have tried to share with you in this letter.  Thank you for choosing our Matthew 25 Fund as your investment choice.  It is an honor to work for you!

Good fortune,

Mark Mulholland

Except for any historical information, the matters discussed in this letter contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve risks and uncertainties, including activities, events or developments that the Advisor expects, believes or anticipates will or may occur in the future. A number of factors could cause actual results to differ from those indicated in the forward-looking statements.  Such statements are subject to a number of assumptions, risks and uncertainties. Readers are cautioned that such statements are not guarantees of future performance and actual results may differ materially from those set forth in the forward-looking statements. The Advisor undertakes no obligation to publicly update or revise forward-looking statements whether as a result of new information or otherwise.

Matthew 25 Fund

Performance Illustration

June 30, 2016 (Unaudited)

Cumulative Performance Comparison of $10,000 Investment Since December 31, 1995

Average Annual Total Returns For the Periods Ended June 30, 2016

	Matthew 25 Fund	Russell 3000 Index
1 Year	(10.20)%	2.14%
3 Year	5.95%	11.12%
5 Year	11.71%	11.59%
10 Year	6.73%	7.39%
12/31/1995 - 06/30/2016	10.33%	8.25%

Matthew 25 Fund $74,959
Russell 3000 Index $50,812
$90,000
$85,000
$80,000
$75,000
$70,000
$65,000
$60,000
$55,000
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
12/31/95
6/30/96
12/31/96
6/30/97
12/31/97
6/30/98
12/31/98
6/30/99
12/31/99
6/30/00
12/31/00
6/30/01
12/31/01
6/30/02
12/31/02
6/30/03
12/31/03
6/30/04
12/31/04
6/30/05
12/31/05
6/30/06
12/31/06
6/30/07
12/31/07
6/30/08
12/31/08
6/30/09
12/31/09
6/30/10
12/31/10
6/30/11
12/31/11
6/30/12
12/31/12
6/30/13
12/31/13
6/30/14
12/31/14
6/30/15
12/31/15
6/30/16

The graph above represents the changes in value for an initial $10,000 investment in the Matthew 25 Fund from 12/31/95 to 06/30/16.  These changes are then compared to a $10,000 investment in the Russell 3000 Index, which is an index comprised of 3,000 stocks representing approximately 98% of the U.S. equities market, for the same period.  The Fund's returns include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

MATTHEW 25 FUND
TOP TEN HOLDINGS & ASSET ALLOCATION
June 30, 2016 (Unaudited)

Top Ten Holdings	(% of Net Assets)

Goldman Sachs Group, Inc.	9.23%
Apple, Inc.	8.03%
JP Morgan Chase & Co. (a)	8.00%
Scripps Networks Interactive, Inc	7.93%
Polaris Industries, Inc.	7.76%
Cabela's Inc.	7.62%
Brandywine Realty Trust	7.28%
FedEx Corporation	7.09%
Boardwalk Pipeline Partners, LP	6.87%
KKR & Co. LP	5.35%
75.16%

(a) Including JP Morgan Chase & Co. Warrants

Asset Allocation	(% of Net Assets)

Air Courier Services	7.09%
Business Services	3.82%
Cable & Other Pay Television Services	7.93%
Electronic Computers	8.03%
Federal & Federally - Sponsored Credit Agencies	0.27%
Fire, Marine & Casualty Insurance	5.13%
National Commercial Bank	7.18%
Operative Builders	6.18%
Railroads, Line-Haul Operations	2.78%
Real Estate Investment Trusts	7.28%
Security Brokers, Dealers & Exchanges	9.23%
Services-Computer Programming, Data Processing, Etc.	0.27%
Shopping Goods Store	7.62%
Transportation Equipment	7.76%
Warrants	0.82%
Limited Partnerships	12.22%
Preferred Stocks	5.43%
Money Market Fund	0.70%
Other Assets Less Liabilities, Net	0.26%
100.00%

Matthew 25 Fund

		Schedule of Investments
		June 30, 2016 (Unaudited)

Shares/Principal Amount		Historical Cost	Value	% of Net Assets

COMMON STOCKS

Air Courier Services
178,000	FedEx Corp.	$16,175,380	$27,016,840	7.09%

Business Services
1	The Depository Trust & Clearing Corp. (***) *	1,096	1,569
165,000	MasterCard, Inc.	4,363,661	14,529,900
	Total Business Services	4,364,757	14,531,469	3.82%

Cable & Other Pay Television Services
485,000	Scripps Network Interactive, Inc.	26,737,044	30,200,950	7.93%

Electronic Computers
320,000	Apple, Inc.	12,211,322	30,592,000	8.03%

Federal & Federally - Sponsored Credit Agencies
27,100	Federal Agricultural Mortgage Corp.	969,381	943,622
1,800	Federal Agricultural Mortgage Corp. Class A	62,210	65,178
		1,031,591	1,008,800	0.27%
Fire, Marine & Casualty Insurance
90	Berkshire Hathaway, Class A *	9,606,620	19,527,750	5.13%

National Commercial Bank
440,000	JP Morgan Chase & Co.	17,094,118	27,341,600	7.18%

Operative Builders
450,000	Calatlantic Group, Inc.	15,748,717	16,519,500
260,000	Toll Brothers, Inc. *	7,192,854	6,996,600
	Total Operative Builders	22,941,571	23,516,100	6.18%

Railroads, Line-Haul Operations
117,500	Kansas City Southern	5,000,388	10,585,575	2.78%

Real Estate Investment Trusts
1,650,000	Brandywine Realty Trust	17,005,496	27,720,000	7.28%

Security Brokers, Dealers & Exchanges
236,500	Goldman Sachs Group, Inc.	30,539,357	35,139,170	9.23%

Services-Computer Programming, Data Processing, Etc.
9,000	Facebook, Inc. *	1,021,519	1,028,520	0.27%

Shopping Goods Store
580,000	Cabelas, Inc. Class A *	20,119,357	29,034,800	7.62%

Transportation Equipment
361,500	Polaris Industries, Inc.	26,373,221	29,556,240	7.76%

Total Common Stocks		210,221,741	306,799,814	80.57%

WARRANTS
155,000	JP Morgan Chase & Co. 10/28/2018 @ $42.42 *	2,331,760	3,138,750
	Total Warrants	2,331,760	3,138,750	0.82%

LIMITED PARTNERSHIPS
1,500,000	Boardwalk Pipeline Partners, L.P.	18,912,766	26,175,000
1,650,000	KKR & Co. L.P.	21,553,511	20,361,000
	Total Limited Partnerships	40,466,277	46,536,000	12.22%

PREFERRED STOCKS
171,000	Fannie Mae - Series E 12/31/49, 5.10% *	1,799,884	1,065,330
32,081	Fannie Mae - Series F 12/31/49, 1.360% (a) *	186,054	228,096
170,262	Fannie Mae - Series G 12/31/49, 0.00% (a) *	1,285,464	1,229,292
301,000	Fannie Mae - Series H 12/31/49, 5.81% *	2,682,474	2,137,100
178,650	Fannie Mae - Series I 12/31/49, 5.625% (**) *	1,366,628	1,304,145
192,800	Fannie Mae - Series L 12/31/49, 5.125% (**) *	1,304,421	1,374,664
392,800	Fannie Mae - Series M 12/31/49, 4.75% *	3,053,820	2,832,088
365,000	Fannie Mae - Series N 12/31/49, 5.50% *	2,930,271	2,675,450
292,500	Fannie Mae - Series O 12/31/49, 7.00% (a) *	1,844,298	2,149,875
1,500,100	Fannie Mae - Series P 12/31/49, 0.00% (a) *	4,884,901	5,670,378
	Total Preferred Stocks	21,338,215	20,666,418	5.43%

MONEY MARKET FUND
2,656,512	Invesco Short Term Investments Trust Liquid Assets Portfolio Institutional Class 0.45% (a)	2,656,512	2,656,512	0.70%

	Total Investments	$277,014,505	$379,797,494	99.74%

	Other Assets Less Liabilities, Net		1,007,798	0.26%

	Net Assets		$380,805,292	100.00%

* Non-Income producing securities during the period.
** Level 2 Security
*** Level 3 Security
(a) Variable rate security; the rate shown represents the yield at June 30, 2016.

The accompanying notes are an integral part of these financial statements.

Matthew 25 Fund

Statement of Assets and Liabilities
June 30, 2016 (Unaudited)
Assets
Investment in securities at market value (cost $277,014,505)	$ 379,797,494
Cash	20,313
Receivables:
Securities sold	1,684,381
Shares sold	30,222
Dividends & Interest	110,345
Total Assets	381,642,755
Liabilities
Payables:
Securities purchased	324,730
Shares redeemed	485,453
Accrued expenses	27,280
Total Liabilities	837,463

Net Assets (Equivalent to $26.07 per share based on 14,605,181	$ 380,805,292
shares of capital stock outstanding, 100,000,000 shares
authorized, $0.01 par value)
Minimum redemption price per share $26.07 x 0.98 = $25.55 (Note 7)

Composition of Net Assets
Shares of common stock	$ 146,052
Additional paid-in capital	259,315,378
Undistributed net investment income	1,624,041
Accumulated net realized gain on investments	16,936,832
Net unrealized appreciation of investments	102,782,989

Net Assets	$ 380,805,292

Matthew 25 Fund

Statement of Operations
For the six months ended June 30, 2016 (Unaudited)

Investment Income
Dividends	$ 3,848,673
Interest	4,085
Total Investment Income	3,852,758

Expenses
Management fees	2,049,925
Transfer agent and accounting fees	50,514
Custodian fees	25,850
Shareholder reporting	22,657
Registration fees	18,103
Insurance	15,810
Directors' fees and expenses	10,098
Professional fees	9,247
Compliance Officer fees	8,335
Office expenses	6,782
Postage and printing	5,635
Bank fees	3,986
NSCC fees	1,775
Total Expenses	2,228,717

Net Investment Income	1,624,041

Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investments	14,095,162
Net change in unrealized appreciation (depreciation) of investments	(11,244,632)
Net realized and unrealized gain from investments	2,850,530

Net increase in net assets resulting from operations	$ 4,474,571

Matthew 25 Fund

Statements of Changes in Net Assets

	(Unaudited)
	Six Months
	Ended	Year Ended
	6/30/2016	12/31/2015

Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$ 1,624,041	$ (579,511)
Net realized gain from investments	14,095,162	55,856,012
Capital gain distributions from underlying investments	-	3,642,957
Unrealized depreciation on investments	(11,244,632)	(138,237,345)
Net increase (decrease) in assets resulting from operations	4,474,571	(79,317,887)

Distributions to Shareholders
From net investment income	-	-
From realized gains	-	(38,492,030)
Total distributions	-	(38,492,030)

Capital Share Transactions	(123,298,849)	(262,554,409)

Total Decrease in Net Assets	(118,824,278)	(380,364,326)

Net Assets at Beginning of Period	499,629,570	879,993,896

Net Assets at End of Period (includes undistributed net	$ 380,805,292	$ 499,629,570
investment income of $1,624,041 and $-, respectively)

Matthew 25 Fund

Financial Highlights	(Unaudited)
Selected data for a share outstanding	Six Months
throughout each year:	Ended		Years Ended
	6/30/2016		12/31/2015	12/31/2014	12/31/2013	12/31/2012	12/31/2011
Net Asset Value -
Beginning of Period	$ 25.38		$ 31.25	$ 30.44	$ 22.18	$ 17.18	$ 15.57
Net Investment Income (Loss) (1)	0.10		(0.02)	0.16	0.10	0.07	0.02
Net Gains or (Losses) on Investments
(realized and unrealized)	0.58		(3.81)	1.49	8.42	5.32	1.61
Total from Investment Operations	0.68		(3.83)	1.65	8.52	5.39	1.63

Less Distributions
From net investment income	0.00		0.00	(0.16)	(0.09)	(0.04)	(0.02)
From realized gains	0.00		(2.07)	(0.72)	(0.23)	(0.39)	0.00
Total Distributions	0.00		(2.07)	(0.88)	(0.32)	(0.43)	(0.02)

Paid in capital from redemption fees	0.01		0.03	0.04	0.06	0.04	0.00	(3)

Net Asset Value -
End of Period	$ 26.07		$ 25.38	$ 31.25	$ 30.44	$ 22.18	$ 17.18

Total Return (2)	2.72%	(5)	(12.19)%	5.59%	38.69%	31.63%	10.45%

Net Assets - End of Period (000's omitted)	$ 380,805		$ 499,630	$ 879,994	$ 821,104	$ 313,521	$ 63,277

Ratio of Expenses to Average Net Assets	1.09%	(4)	1.06%	1.06%	1.06%	1.15%	1.22%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.79%	(4)	(0.08)%	0.53%	0.38%	0.33%	0.10%

Portfolio Turnover Rate	5.57%	(5)	17.52%	20.77%	7.35%	23.23%	22.94%

(1) Per share net investment income (loss) has been determined on the average number of shares outstanding during the period.
(2) Total return assumes reinvestment of dividends.
(3) Redemption fees resulted in less than $0.01 per share.
(4) Annualized.
(5) Not Annualized.

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2016 (Unaudited)

NOTE 1 - Nature of Operations

Matthew 25 Fund, Inc. was incorporated on August 28, 1995 in Pennsylvania and commenced operations on October 16, 1995. On November 2, 2012, a new Pennsylvania business trust was formed as Matthew 25 Fund. On January 1, 2013, Matthew 25 Fund was merged into the new business trust, and all of the attributes and ownership of the Pennsylvania Corporation (formerly Matthew 25 Fund, Inc.) are now part of the business trust known as Matthew 25 Fund (the “Fund”). The Fund is registered as an open-end, non-diversified management investment company under the Investment Company Act of 1940, and its shares are registered under the Securities Act of 1933. The Fund’s objective is to seek long-term capital appreciation. Income is a secondary objective.

NOTE 2 - Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund. The Fund follows the accounting and reporting guidance of FASB Accounting Standard Codification 946 applicable to investment companies.

Security Valuation

All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all taxable income to its shareholders.  Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is "more likely than not" to be sustained, assuming examination by tax authorities. Management has analyzed the tax positions taken on the Fund’s 2012-2015 tax returns and expect to be taken on the Fund’s December 31, 2015 tax return and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders

The Fund intends to distribute to its shareholders substantially all of its net investment income, if any, and net realized capital gains, if any, at year end.

Other

The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Warrants

The Fund can invest in warrants of companies of any market capitalization. A warrant gives the Fund the right to buy stock, typically from the issuer. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. Certain warrants permit net settlement for stock or cash. The Fund has no obligation to exercise the warrants and buy the stock.

Subsequent Events

Management has evaluated subsequent events through the date the financial statements were issued and has determined no such events requiring disclosure.

NOTE 3 – Securities Valuations

Processes and Structure

The Fund’s Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

The Fund's Board of Trustees has adopted guidelines for Fair Value Pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees. Generally, Fair Value Pricing is used only when market prices are unavailable. As an example, if trading is halted on one of the Fund's portfolio holdings while the market remains open for most other securities, the Advisor may use Fair Value Pricing to value the holding in order to calculate the day's NAV.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the company's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks, preferred stocks, limited partnerships, and warrants). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Exchange or NASDAQ securities that have not recently traded are valued at the last bid price in the securities primary market. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2, or level 3 as applicable.

The following table summarizes the inputs used to value the Fund's assets and liabilities measured at fair value as of June 30, 2016:

	Financial Instruments – Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$306,798,245	$ --	$ 1,569	$306,799,814
Limited Partnerships	46,536,000	--	--	46,536,000
Warrants	3,138,750	--	--	3,138,750
Preferred Stocks	17,987,609	2,678,809	--	20,666,418
Short-Term Investment	2,656,512	--	--	2,656,512
	$377,117,116	$ 2,678,809	$ 1,569	$379,797,494

The Fund did not hold any derivative instruments at any time during the six months ended June 30, 2016.

* Industry classifications for these categories are detailed in the Schedule of Investments.

The table below shows the transfers between Level 1 and Level 2. The Fund's policy is to recognize transfers in and transfers out as of the end of the reporting period.

                                                    Financial Instruments – Assets

Transfer out of Level 1**

Transfer into Level 2**

Preferred Stocks $(2,678,809)

$2,678,809

** Transferred from Level 1 to Level 2 due to the absence of a readily available unadjusted quoted market price.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Level 3
Balance as of 12/31/2015	$1,688
Accrued Accretion/(Amortization)	-
Change in Unrealized Appreciation/(Depreciation)	(114)
Realized Gain/(Loss)	-
Purchases/Sales	(5)
Transfers In/(Out) of Level 3	-
Balance as of 6/30/2016	$1,569

The Level 3 valuation technique and significant unobservable inputs used for the Fund’s investment as recent transactions in the common stock as of June 30, 2016.

NOTE 4 - Investment Advisory Agreement and Other Related Party Transactions

The Fund has an investment advisory agreement with The Matthew 25 Management Corporation, (“The Advisor”) whereby The Advisor receives a fee of 1% per year on the net assets of the Fund.  All fees are computed on the daily closing net asset value of the Fund and are payable monthly.  The Advisor has agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating expenses exceed 2.0% of the first $10,000,000 and 1.5% of the next $20,000,000.

The management fee for the six months ended June 30, 2016, as computed pursuant to the investment advisory agreement, totaled $2,049,925.  The management fee is the only revenue for The Matthew 25 Management Corp., and the Advisor's expenses are paid out of this revenue.

Mr. Mark Mulholland is the sole director of The Advisor and is also the President of the Fund.  In addition, Mr. Mulholland is a registered representative at Boenning & Scattergood Inc. At Boenning & Scattergood, Mr. Mulholland is the broker of record for 142 non-discretionary brokerage accounts with approximately $77 million in assets. During the previous 5 years ended December 31, 2015, the Fund placed 3 portfolio trades through Boenning and Scattergood, for which Mr. Mulholland received no commission.  Mr. Mulholland does receive commissions when placing trades through Boenning & Scattergood for his Boenning & Scattergood clients.  Additionally, some of Mr. Mulholland’s Boenning & Scattergood clients may buy the same securities that are in the Fund’s portfolio, sometimes on the same day as the Fund.

During the six months ended June 30, 2016, the Fund did not pay brokerage commissions to Boenning & Scattergood Inc.  Boenning & Scattergood Inc. is not otherwise associated with Matthew 25 Fund or The Advisor and is not responsible for any of the investment advice rendered to the Fund by The Advisor or Mr. Mulholland.

NOTE 5 - Investments

For the six months ended June 30, 2016, purchases and sales of investment securities other than short-term investments aggregated $23,080,001 and $146,390,089, respectively.

NOTE 6 - Capital Share Transactions

As of June 30, 2016 there were 100,000,000 shares of $.01 per value capital stock authorized.  The total par value and paid-in capital totaled $259,461,430. Transactions in capital stock were as follows:

	June 30, 2016		December 31, 2015
	Shares	Amount	Shares	Amount
Shares sold	284,421	$ 7,106,852	1,768,878	$ 54,795,272
Shares reinvested	-	-	1,486,376	37,857,984
Redemption fees	-	85,167	-	598,710
Shares redeemed	(5,362,386)	(130,490,868)	(11,733,755)	(355,806,375)
Net decrease	(5,077,965)	$(123,298,849)	(8,478,501)	$(262,554,409)

NOTE 7 - Redemption Fee

To discourage short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund will impose a redemption fee of 2% of the total redemption amount (calculated at market value) if shares are held for 365 days or less.  The redemption fee does not apply to shares purchased through reinvested distributions.  For the six months ended June 30, 2016, the Fund received $85,167 in redemption fees that were reclassified to paid-in capital.

NOTE 8 – Tax Matters

As of June 30, 2016, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

Federal tax cost of investments (including short-term investments)+                          $ 277,014,505

Gross tax unrealized appreciation on investments

     $ 109,217,027

Gross tax unrealized depreciation on investments

         (6,434,038)

Net tax unrealized appreciation

     $ 102,782,989

The Fund’s tax basis capital gains and losses are determined only at the end of each fiscal year.  For tax purposes, at December 31, 2015, the following represents the tax basis capital gains and losses:

Undistributed ordinary income

   $                 -

Accumulated realized gains

   $   2,998,014

The Regulated Investment Company Modernization Act of 2010 generally allows capital losses incurred in a taxable year beginning after December 22, 2010 (post-enactment year) to be carried forward for an unlimited period to the extent not utilized.  However, any capital loss carry-forward generated in a post-enactment year must be carried forward to offset subsequent year net capital gains before any capital loss carry-forward from a pre-enactment year can be used.  This may increase the risk that a capital loss generated in a pre-enactment year will expire.

The Fund did not make any distributions for the six months ended June 30, 2016.

During the year ended December 31, 2015, the Fund paid a long-term capital gain distribution of $2.06869 per share on December 28, 2015.

The tax character of distributions paid during the six months ended June 30, 2016 and fiscal year ended December 31, 2015 are as follows:

	6/30/2016	12/31/2015
Ordinary income	$ -	$ -
Long-term Capital Gain	$ -	38,492,030
Total	$ -	$ 38,492,030

NOTE 9 - Lease Commitments

The Fund leases office space on a month to month basis at $763 per month.  Rent expense was $4,577 for the six months ended June 30, 2016, and is included with office expenses.

NOTE 10 - Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under section 2 (a) (9) of the Investment Company Act of 1940, as amended.  As of June 30, 2016, National Financial Services Corp., for the benefit of its customers, owned 40.08% of the Fund.

NOTE 11 - Contingencies

In the normal course of business, the Fund enters into contracts that contain general indemnifications to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund expects the risk of loss to be remote.

Matthew 25 Fund

Expense Illustration

June 30, 2016 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) direct costs, such as IRA fees and (2) indirect costs, including management fees and other Fund operating expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of January 1, 2016 to June 30, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.  IRAs with less than $10,000 may be charged $8 annually for IRA Custodian Fees at the discretion of the Fund's Management or Trustees.  This $8 fee is not reflected in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of  investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as IRA fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if IRA fees were included your costs would be higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	January 1, 2016	June 30, 2016	January 1, 2016 through June 30, 2016
Actual
Hypothetical	$1,000.00	$1,027.19	$5.49
(5% return before expenses)
	$1,000.00	$1,019.44	$5.47

* Expenses are equal to the Fund's annualized expense ratio of 1.09%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

Matthew 25 Fund

Additional Information

June 30, 2016 (Unaudited)

PROXY VOTING GUIDELINES

Matthew 25 Management Corp., the Fund's Advisor, is responsible for exercising the voting rights associated with the securities held by the Fund.  A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge, upon request, by calling 1-888-M25-FUND.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov.  The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Matthew 25 Fund

Additional Information

June 30, 2016 (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund's Trustees. Information pertaining to the Trustees of the Fund are set forth below.  The Fund's Statement of Additional Information includes additional information about the Fund's Trustees, and is available without charge, by calling 1-888-M25-FUND.  Each Trustee may be contacted by writing to the Trustee c/o Matthew 25 Fund, P.O. Box 2479 Jenkintown, PA  19046.

Name and Age	Position with Fund	Length of Time Served with the Trust	Principal Occupation During Last Five Years	Other Directorships

INDEPENDENT TRUSTEES
Philip J. Cinelli, D.O.	Trustee	Trustee since 1996	Physician in Family Practice	None
Age 56

Samuel B. Clement	Trustee	Trustee since 1996	Stockbroker with Securities of America	None
Age 58

Linda Guendelsberger	Trustee	Trustee since 1996	Partner Weiser Mazars, LLP Until 11/2013; Partner LG Legacy Group, LLC Since 11/2013	None
Age 56	Secretary of Fund

Scott Satell	Trustee	Trustee since 1996	Manufacturer's Representative with BPI Ltd.	None
Age 53

INTERESTED TRUSTEES
Steven D. Buck, Esq.	Trustee	Trustee since 1996	Attorney and Shareholder with Stevens & Lee	None
Age 56

Mark Mulholland	Trustee	Trustee since 1996	President of Matthew 25 Fund President of Matthew 25 Management Corp. and registered representative with Boenning & Scattergood	None
Age 56	President of Fund

Mr. Buck and Mr. Mulholland are Trustees of the Fund and are considered "interested persons" as defined by the Investment Company Act of 1940.  Mr. Mulholland is an interested person insofar as he is President and owner of the Fund's Investment Adviser.  Mr. Buck is an interested person as long as he or his law firm provides legal advice to the Fund for compensation.  Additionally, Mr. Buck's sister Lesley Buck is the Chief Compliance Officer of Matthew 25 Fund.

Item 2. Code of Ethics  Not applicable.

Item 3. Audit Committee Financial Expert  Not applicable.

Item 4. Principal Accountant Fees and Services  Not applicable.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  The registrant’s president and chief financial officer has concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b)

Internal Controls. There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(b) under the 1940 Act that occurred during the registrant’s first fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CERT.  Filed herewith.

(a)(2)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matthew 25 Fund

By /s/Mark Mulholland

     *Mark Mulholland

     President, Chief Financial Officer

Date: September 2, 2016

*Print the name and title of each signing officer under his or her signature.